Exhibit 99.1

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Transitioning from Restructuring
to
Sustained Profitable Growth

Abe N. Reichental

President & Chief Executive Officer

January, 2007

[LOGO]	Transform Your Products

Forward-Looking Statements

Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future tenses or that include the terms “believes,” “belief,” “estimates,” “expects,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business.  Forward-looking statements are based upon management’s current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings “Forward-Looking Statements,” “Cautionary Statements and Risk Factors,” which appear in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Experience the difference…

Embracing Our Customers

Creating Value Enhancement

[GRAPHIC]

Customer Value Proposition:

Innovative, Economical and Practical Product Development and Manufacturing Solutions That Transform the Way Our Customers Design, Develop and Manufacture New Products…

Supported By Comprehensive and Diversified Technology-Rich Platforms and a Steady Stream of New Products…

Solving Customer Needs in Multiple Marketplaces:  Industrial

[LOGO]

[GRAPHIC]

Solving Customer Needs in Multiple Marketplaces:  Consumer

[LOGO]

[GRAPHIC]

Solving Customer Needs in Multiple Marketplaces:  Automotive

[LOGO]

[GRAPHIC]

Solving Customer Needs in Multiple Marketplaces: Aerospace

[LOGO]

[GRAPHIC]

Solving Customer Needs in Multiple Marketplaces:  Motorsports

[LOGO]

[GRAPHIC]

Solving Customer Needs in Multiple Marketplaces: Service Providers

[LOGO]

[GRAPHIC]

Solving Customer Needs in Multiple Marketplaces:  Healthcare

[LOGO]

[GRAPHIC]

Direct Global Presence

Platform for Customer Value Enhancement

[GRAPHIC]

U.S.

[GRAPHIC]

U.K.

France

Switzerland

[GRAPHIC]

Germany

[GRAPHIC]

Italy

[GRAPHIC]

Japan

[GRAPHIC]

Hong Kong

We Cover 80% of the World

Customer Value Enhancement

Enhancing Competitiveness Through Superior Products

3-D Printing

[GRAPHIC]

Stereolithography

[GRAPHIC]

Laser Sintering

[GRAPHIC]

VisiJet® plastics:

[GRAPHIC]

VisiJet® SR

[GRAPHIC]

VisiJet® HR

[GRAPHIC]

VisiJet ® LD

[GRAPHIC]

Color VisiJet™ LD

Accura® plastics & composites:

[GRAPHIC]

Accura® 25

[GRAPHIC]

Accura® 50

[GRAPHIC]

Accura® 60

[GRAPHIC]

Bluestone

[GRAPHIC]

Amethyst

DuraForm® plastics & metals:

[GRAPHIC]

LaserForm™ A6

[GRAPHIC]

DuraForm®
PA/GF

[GRAPHIC]

DuraForm® FLEX

[GRAPHIC]

DuraForm® AF

[GRAPHIC]

DuraForm® EX

[GRAPHIC]

Black DuraForm® EX

Bottom Line:

Sustainable Profitability Is The Most Important Indicator of The Health of Our Business…

So………..

How Do We Intend to Achieve Sustained Profitability?

Expect Business Fundamentals to Normalize

Achieving Sustained Profitability

Profitability

•                              Average Selling Prices expected to be maintained

•                              Cost Of Goods Sold impacted by friction costs, expected to normalize

•                              Special Operating Expenses reflect relocation, ERP, restatement, SOX

•                              Gross Profit expected to return to historical levels

Execution

•                              Restoring customer confidence expected to revive healthy sales

•                              Organizing around growth initiatives expected to drive growth

•                              Remedying material weaknesses and achieving robust effective controls

•                              Proprietary materials expected to grow recurring revenue

•                              Growth expected to resume at accelerated pace

Working Capital

•                              Reducing Inventory post relocation expected to free cash

•                              Returning DSO to historical levels expected to free cash

•                              Completing Relocation and ERP expected to reduce expenses

•                              Rock Hill operations expected to yield anticipated savings

•                              Cash velocity expected to improve from DOH and DSO improvements

Expected Cost Reductions and Productivity Leverage Achieving

Sustained Profitability

•	Facilities consolidation:
$2.5mm annual savings

•	Preferred stock conversion:
$1.6mm annual savings

•	6% convert partial conversion:
$0.4mm annual savings

•	Lean methods and ERP:
added to performance toolbox

•	Supply chain/working capital:
our next target area

Employee Productivity

Revenue Per Employee*

($000’s)

[CHART]

*12-Month Average Number of Employees

Expect Initiatives to Contribute
>$4.5mm Per Year Improvement

Improving Revenue Mix and Profitability

Achieving Sustained Profitability

Revenue Basket

•                        Materials: Highest margin in the mix: growing 20+%

•                        Service: Lowest margin in the mix: flattening

•                        Systems: New systems growing at attractive margins

Growth Engine

•                        Rapid Manufacturing: Drive materials volume consumption

•                        Higher Speed Systems: Drive materials volume consumption

•                        Proprietary Cartridges: Ensure recurring revenue retention

Leveraging Volume, Productivity, Mix, Retention
and Fixed Costs to Maximize Profitability

Industry Growth Trend

Achieving Sustained Profitability

Industry Materials Revenue Growth	3D’s Materials Revenue Growth
(in millions)	(in millions)

[CHART]	[CHART]

Source: Wohlers Associates, Inc.	Source: 3D Systems Corporation

Leveraging Market Demand and Readiness Maximizes Profitability

Operating Culture

Achieving Sustained Profitability

Assets and resources configured and utilized to deliver maximum customer value with minimal waste, low variability and high flexibility

Operating System
Current		Sustainable
Performance		future
	Management System	performance

Mindsets and behavior

The process, organization and related infrastructure required to influence and enforce the operating system to ensure business goals are achieved within our standards of conduct		Performance-oriented leadership and organization-wide behavior to sustain an institutionalized continuous improvement ethic

Increasing Stockholder Value

Achieving Sustained Profitability

	Actual
	2003	2004	2005	Long-Term
	Year	Year	Year	Target
Revenue	100%	100%	100%	100%
Gross profit	39%	45%	45%	50-55%
Operating expense	53%	40%	39%	30-35%
Operating income	(14)%	4%	7%	15-25%
Net income available to common stockholders	(24)%	1%	6%	10-15%
Depreciation and amortization	8%	6%	4%	3-5%
Capex	1%	1%	2%	1-2%
New product revenue	1%	13%	28%	55-65%
Recurring materials revenue	28%	31%	34%	55-65%

Longer-Term Target Operating Model at $150 Million Revenue

Balanced Score-Card Management System

Achieving Sustained Profitability

Learning, Innovation and Growth	Internal Perspective	Customer Perspective	Financial

PROSPER, GROW STRATEGIC PILLARS

GROWTH New Customers Existing Customers			OPERATIONAL EXCELLENCE
Urgency & Responsiveness
Intimacy: We know our customers’ businesses, and we use that knowledge to solve problems			Speed Quality

Flawless new product planning and delivery Identify new opportunities in	Urgency & Responsiveness		Planning and delivery: deliver what we say, when we say
products and processes
Continually reduce our cost

Continually improve our competencies Provide a safe, challenging and enjoyable workplace Hire people aligned with our values and culture

•      Operating Income $/%

•      Free Cash

•      Direct Margin $/%

•      Customer Satisfaction

•      Customer Complaints

•      On-Time & Complete Deliveries

•      Total Inventory Turns

•      DSO

•      Cash velocity

•      Yields

•      Cost/kg

•      Manufacturing OH%

•      % new product revenue

•      Margins on NP

•      Recoveries/Returns

•      Scrap

•      Controllable Expenses

•      Key Turnover

•      One Year + Turnover

•      Total Company Turnover

•      Employee Satisfaction

•      Leadership Survey

Bottom Line:

Competition Could Undermine Our Technology and Marketplace Gains…

So………..

How Do We Intend to Compete and Profit?

Customer Value Underscores Competitive Advantage

Exceptional Value Drives Growth and Profitability

[CHART]

Comprehensive Competitive Cards

Leadership	Three Proprietary Technology Platforms

Manufacturing	Extensive Direct/Indirect Capabilities

Future-Shaping	Disruptive Technologies . . . Desktop

Presence	> All competitors world-wide

Materials	Extensive Chemical Formulating

•                  Dedicated chemical manufacturing facility

•                  Proprietary cartridge technology

•                  SYMYX exclusive arrangement

Verticals	Focused, Targeted Penetration

•                  Jewelry manufacturing

•                  Dental restorations

•                  Hearing aid manufacturing

•                  Aerospace manufacturing

•                  Investment casting pattern manufacturing

•                  Motorsports rapid modeling and manufacturing

Portfolio Presence and Penetration
Underscores Our Competitive Advantage

Comprehensive Competitive Cards

Compete On all Dimensions

•                  Technology and innovation . . . Leapfrog the competition

•                  Cost . . . Continuous improvement is a race without a finish line

•                  Customer service . . . Built on high quality and user friendliness

•                  Marketing and brand management . . . Best in class

•                  Reseller channel . . . Recruit the best; let go of the rest

•                  People . . . Leading, training, inspiring our people to do their jobs a little better every day

Competent Capable Committed People
Underscore Our Competitive Advantage

3D Systems SLA® Part Detail/Accuracy

[GRAPHIC]

Customer Value Underscores Our Competitive Advantage

Source: FineLine Prototyping Competitive Web Page

Objet Geometries Poly-Jet Part Detail/Accuracy

[GRAPHIC]

Accuracy Underscores Our Competitive Advantage

Source: FineLine Prototyping Competitive Web Page

Stratasys FDM Part Detail/Accuracy

[GRAPHIC]

Technology Superiority Underscores Our Competitive Advantage

Source: FineLine Prototyping Competitive Web Page

Bottom Line:
Sustainable Profitable Growth Is The Biggest, Single Assured Value Creator…

So………..

How Do We Intend to Grow?

Significant Industry Evolutionary and Revolutionary Trends

3D CAD Priced ~ +$100K .	3D CAD Priced ~ +$5-10K .	CAD~ +$1-5K Google Sketch Cosmic Blobs	3D CAD Priced ~ <$1K .

3D Systems invents SLA® technology	3-D Printing adoption ASP decline to <$50K	Printer ASP <$20K Disruptive technology	Rapid Manufacturing Systems and materials Drive revenue growth

1986	2002	2006-7	2010

Source: William Blair and 3D Systems Corporation

Building Growth Infrastructure

Total 2006 Investment $17MM

•                  Consolidated HQ and R&D facility

•                  Oracle-based ERP system

•                  Exclusive materials’ development agreement with Symyx

•                  Systems’ assembly operations outsourced to integrated suppliers

•                  Proprietary materials’ production consolidated in Marly, Switzerland

•                  Supply chain outsourcing to UPS

•                  Expanded R&D facilities and personnel

•                  Rapid Manufacturing Center (RMC)

•                  3D Systems University

[GRAPHIC]

Extending and Growing The Core

Extend the Core	Grow the Current Core	Invent the Future

•      Build where we’re strong…SLA® and SLS®

•      Get scale and build relative share in Rapid Manufacturing and   3-D Printing

•      Fill in the product “white spaces”

•      Become important and sticky to customers

•      Dual branding

•      Acquisitions

•      Private labeling

	• Build key customer partnerships • Customization as tool • Constant reinvention; hybrids • Differentiation • Eradicate NIH syndrome	• Imagine, dream and invent • Beat competitors to the future, disruptive technology • Plan for cannibalization • Licensing as a route
Build Sustained Broad Competencies

• Develop broad-based, long-term capabilities • Acquire/license supporting core technology with quality brands • Build volume and scale

Extending and Growing The Core

Leveraging Our Innovation Engine

Enhancing Our Customers’ Success and Competitiveness

•                  Leveraging innovation to provide performance-differentiated products

•                  Enhancing customer efficiency in product development and manufacturing

Improving Our Customers’ Bottom Line

•                  Enabling better selling margins for customers

•                  Providing our application skills and technologists to solve our customers’ problems

 Leveraging Our Brands for Customer Value Creation

•                  Providing better brand recognition and differentiation to our PSP’s

•                  Co-marketing ready-to-use Pro parts with service providers

[GRAPHIC]

Creating Enabling Nurturing Growth Environment

Products

•                  Stimulating and celebrating creativity

•                  Fostering quality culture

•                  Focusing R&D spending on core growth initiatives

•                  Technology leadership as a way of life

•                  Experiencing it through the customers’ eyes

•                  Injecting a little magic and mystery

Sustained Profitable Growth

Product Innovation	Operational Excellence

•                  Market expansion

•                  White space fill-ins

•                  Geographic expansion

•                  Adjacencies

Customers

Efficiency

•                  Lean Methods

•                  Six Sigma

•                  Supply Chain Improvements

•                  Robust IT Systems

•                  Better SOP Process

•                  Cash Velocity

[GRAPHIC]

•                  Customer Training

•                  Reseller Training

•                  Team 3D Learning

•                  2-year RP&M Degree

Differentiated Brands & Proprietary Portfolio Enables Growth

2003 Core Products

3-D Printing

[GRAPHIC]

Proprietary Cartridges

Rapid Manufacturing

[GRAPHIC]

2007 Current Products

[GRAPHIC]

Price  ~ $15K-850K

[GRAPHIC]

Alliances and Partners in Global Collaboration

Business Alliances

•                  DSM Somos

•                  Symyx Corporation

•                  Solidimension Ltd

•                  Dreve GMBH

Alliances/Partners	[GRAPHIC]	3D Systems

Technical Alliances

•                  University of Texas-Austin

•                  Loughborough University U.K

•                  Queensland University Australia

•                  St. Gallen Institute Switzerland

Borderless Customer Success

•                  Siemens

•                  Airbus

•                  Toyota

•                  Henry Schein

Extending and Growing The Core

Leveraging Our Presence, Position and Portfolio

Customers

Beta Projects at  Customers

Sales and Marketing Professionals

Application Development Engineers

Customer Hot-Line Professionals

Customer Service Representatives

Technical Service Engineers

Annual Customer Field Visits

Customer/Prospect Web Contacts

Interactive Two-Way Process for Addressing Customer Needs

Growth Program: 3-D Printing

[GRAPHIC]

•                  Proof of concept

•                  Functional testing

•                  Product cost reduction

•                  Purchasing and quotation

[GRAPHIC]

•                  Product mockups

•                  Precision casting

•                  Marketing tools

•                  Architecture

•                  Education

3-D Printing Growth Drivers

(Based on units)

Global Engineering Population

[CHART]

Source:  3D Systems, CADigest, engineeringtalk.com, Deskeng.com

Rapid Manufacturing Growth Drivers

[GRAPHIC]

•                  Hearing aids

•                  Aerospace

•                  Military

•                  Orthodontics

•                  Dental study models

•                  Dental drill guides

[GRAPHIC]

•                  Formula One/NASCAR

•                  Automotive

•                  Medical/prosthetics

•                  Footwear

•                  Tools and fixtures

•                  Jewelry manufacturing

Global CAPEX

Production Machinery

[CHART]

Source:  3D Systems and ARC Advisory Group

Extending the Base With Common Sense

Business Expansion

Grow the Current Core Business	Complementary Acquisitions	Build New Business	International Growth

• Defend and extend the core	• Adhere to core knowledge and experience	• Adjacency trends • Seeded by small M&A	• Japan • China

• Build scale and scalability	• Invest in adjacencies	• Systems and software	• India

• Build relative share	• Complementary tuck-ins	• Targeted areas	• Eastern Europe

• Leverage presence		• Solid Modeling SW	• Australasia

• Develop disruptive technologies		• Simulation SW
• Digital measuring devices
• Build long-term competency		• MFC test equipment

• Digital scanning

• Digital manufacturing

• Customer partnerships

Customer Success Critical to Growth Success

M&A Strategy

Strategic Intent

•                  Fits tightly defined strategic needs in the core or complementary adjacencies

•                  Bolt-on acquisitions in market areas we understand

•                  Familiar channels of distribution

•                  Acquisition targeted to bring technology, market access or scale

•                  Target top brands as well as appropriately chosen secondary brands

Economic Needs

•                  Avoid margin-dilutive acquisitions

•                  Price will always be a factor

•                  Tail liabilities will be scrutinized

•                  EPS accretive or neutral end of year one excluding purchase accounting

•                  Acquisitions must be EPS accretive by the end of year two

Customer Value Enhancement

Leveraging Brands and Improving Presence

Primary Customer Segments	Expand with Acquisitions
[GRAPHIC]
Add Vertical Segments	Exit Low Profitability Segments

Invest in Winning Growth Segments…Exit Lost Leaders

Balanced Model Approach

Increase Stockholder Value

•                  Investing in our core growth programs

•                  Rapid Manufacturing

•                  3-D Printing

•                  Intelligently pursuing growth elsewhere in the pyramid

•                  Digital dentistry

•                  Aerospace manufacturing

•                  M&A strategy to enhance core growth and fill gaps

•                  Complementary adjacencies

•                  Technology tuck-ins

•                  Share repurchase and dividend outlook

•                  Not desirable in accelerated growth/investment environment

Higher Growth – Higher Earnings – Higher P/E

Summary — Longer-Term Strategy

•                  Core business, feed winners and starve the losers

•                  Scale where market opportunities are large: Printing and Manufacturing

•                  Increase relative share in smaller verticals: Jewelry and Dentistry

•                  Tactical globalization

•                  Drive technology to fuel market leadership

•                  Tradeoffs of printers’ profitability and growth to fuel value creation momentum through materials

•                  Building on brands, technology, people, service, systems and distribution

[CHART]

•                  Technology leadership ensures market leadership and growth

•                  Technology lattice protects the downsides and ensures upsides

•                  Low capital intensity

•                  Unlimited systems and materials  production capacity

•                  Growth as a way of life

Investment Thesis

•                  Leading industry position and technology

•                  Energized, experienced management team

•                  Clear priorities… demonstrated execution

•                  Powerful brands, deep customer relations, diverse base

•                  Global presence, reach

•                  Differentiated product portfolio

•                  Broad patented and proprietary technology platforms

•                  Proven record of business development

•                  Healthy pipeline of opportunities

•                  Improving operating results and cash flow

•                  Significant growth programs

•                  3-D Printing

•                  Rapid Manufacturing

•                  Measurable value, customers and stockholders

Transitioning from Restructuring to Profitable Growth

[GRAPHIC]

Thank You!

[GRAPHIC]

Thank You!

[LOGO]	And…we are not done yet…

Announcing the

•                  One-of-a-kind

•                  Revolutionary

•                  Disruptive

[LOGO]

New Technology Platform Coming to Market This Summer…

[GRAPHIC]

Dream It. Design It. V-Flash™ It.

TRANSFORM YOUR PRODUCTS

[GRAPHIC]

[GRAPHIC]

Announcing

Disruptive Technology Platform

Coming to a marketplace near you this summer

What is FTI?	Film Transfer Imaging Technology

What is FTI?	Disruptive Fourth Technology Platform

What is FTI?	Revolutionary Exciting V-Flash™ Modeler

What is FTI?	Simple, Fast, Compact Affordable Desktop

[GRAPHIC]

Fast	Build models in hours

Compact	Fits on your desktop

Affordable	Priced at $9,900

With our fast, compact V-Flash™ Modelers you can build ready-to-use, 3-D models in hours on your desktop. Priced at $9,900, the V-Flash™ Desktop Modeler enables you to affordably build 3-D models whenever you need them

ADD VIDEO

Productivity	2-3X Faster > Today’s 3-D Printers

Affordability	Priced @ $9,900

Quality	SLA®-like Part Quality

Compatibility	Office and Home Desktop

Utility	Plug & Play

Simplicity	Easy Operation Consumable Parts

Film Transfer Imaging (FTI) Technology

Coming to a marketplace near you this summer

•                  Proprietary materials dispensing

•                  Precision materials metering

•                  State-of-the-art Flash imaging

•                  Disposable build pad with integrated supports

•                  Dry SLA®-like part

[GRAPHIC]

Fast, Affordable, Compact Simple Safe Desktop Office

Coming to a marketplace near you this summer

•                  Standard office power requirements

•                  Standard computer connections

•                  Quiet, simple operation

•                  Remote operation, diagnostics

•                  Ready-to-use SLA®-like parts

•                  Safe handling, use and waste disposal

[GRAPHIC]

Proprietary Engineered Cartridge

Optimized Performance

•                  Easy, quick clean replacement

•                  Embedded material transfer

•                  Integrated metering/dispensing

•                  Minimal waste clean disposal

•                  Consumable disposable FTI

•                  Reduced hardware cost

[GRAPHIC]

V-Flash™ Desktop Modeler

User-Friendly Operation… Affordable Total Cost of Ownership

•                  User maintenance

•                  Plug and play spare parts

•                  User installable assemblies

•                  Disposable FTI cartridge

•                  Disposable build pad

•                  On-board and web diagnostics

[GRAPHIC]

•                  Affordable replacement parts

•                  Flash unit

•                  Imager

[GRAPHIC]

V-Flash™ Customer/Company Economical Model

Coming to a marketplace near you this summer

Customer

•                  Affordable price

•                  Fast and productive

•                  Quality parts

•                  Office compatible

•                  Easy-to-use

•                  Economical to operate

Expected annual savings

$25K-85K

Company

•                  Accelerated adoption

•                  >Material consumption

•                  Deeper penetration

•                  Broader acceptance

•                  Shorter sale cycle

•                  > Usage frequency

Expected annual consumption

$5K-20K

Competitive Positioning

Placement

	Home	Office	Lab		Factory
[LOGO]
Performance	Laser	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
			InVision® SR	InVision® HR	InVision® DP
[GRAPHIC]
	Ink Jet	InVision® LD	[GRAPHIC]	[GRAPHIC]
			Solidscape	Objet

		[GRAPHIC]		[GRAPHIC]
	Dot Matrix	Dimensions		Prefactory

[GRAPHIC]
ZCorp

Price

Commercialization Road Map

				Summer 2007	2007	???

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
InVision®	SR InVision®	HR InVision® LD	InVision® DP	[LOGO]	Verticals	Retail

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]
InVision®	SR InVision®	HR InVision® LD	InVision® DP	[LOGO]

Building V-Flash™ Community

www.modelin3d.com

INSTANT DESKTOP MODELING

[GRAPHIC]

[LOGO]

Dream it. Design it. V-Flash it.

•                  See the V-Flash at Chicago Show!

•                  Register to win a FREE V-Flash!

•                  Enter your desings in our Hot Model Contest!

•                  Marketing headline goes here!

[GRAPHIC]

V-Flash Printer Overview	>
V-Flash in Action!	>
Specials & Promotions	>
How to Purchase a V-Flash	>
V-Flash Community	>
Partners & Resources	>
Support & Downloads	>
News & Events	>
About 3D Systems	>
Contact US	>
Home	>

3D Prototyping for your Desktop!

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[LOGO]

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NEWS & UPDATES

[GRAPHIC]           22 October 2006

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[GRAPHIC]           05 November 2006

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Technical Support!

[GRAPHIC]

Get help with your V-Flash  Printer!

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Our Hot Model Contest!

[GRAPHIC]

Send us Your CAD designs for our Hot Model Contest

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Register Your Printer

[GRAPHIC]

Register for access to ur Extranet

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•              Generate product demand

•              Build brand recognition

•              Recruit ‘best’ resellers

•              Establish V-Flash™ community

•              Become the flagship

Significant Industry Trends

Heidelberg Printing Press	Wide-Format Printer .	Desktop Printer

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SLA Large-Frame	3-D Printing	Desktop

Coming to a marketplace near you this summer

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Affordability

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Compatibility

Utility

[GRAPHIC]	Simplicity	[GRAPHIC]